                               D O D G E & C O X

                                  Stock Fund



                                  Dodge & Cox
                              Investment Managers
                                  35th Floor
                              One Sansome Street
                                 San Francisco
                               California 94104
                                (415) 981-1710
                            For Fund literature and
                           information, please call:
                                (800) 621-3979
--------------------------------------------------------------------------------
     This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by an effective prospectus.

Printed on recycled paper.


                               D O D G E & C O X

                                  Stock Fund
                               Established 1965



                              Semi-Annual Report
                                 June 30, 1997



                                     1997

                              D O D G E  &  C O X
================================================================================
                                  Stock Fund


To Our Shareholders
--------------------------------------------------------------------------------

During the second quarter, the Dodge & Cox Stock Fund achieved a total return of 15.4%, compared to 17.4% for the Standard & Poor's 500 Index (S&P 500) of common stocks. Year to date, the Fund returned 18.3%, compared to 20.6% for the S&P
500. Average annual returns for longer time periods are listed on page three of this report.

--------------------------------------------------------------------------------
Mutual Fund Management at Dodge & Cox

Dodge & Cox began managing its first mutual fund in 1931, decades before the explosive growth of the fund business experienced during the last ten years. Our Balanced Fund has one of the longest track records in the industry--over sixty five years. We introduced the Stock Fund in 1965 and, more recently, the Income Fund in 1989.

Our business approach in mutual funds remains quite simple. We maintain low operating expenses and focus on what we do best--independent fundamental research and prudent investment of equity and fixed income assets with a long-term time horizon. We purposely do not offer a multitude of services or niche funds. We believe that our consistent investment philosophy and proven results will appeal to a variety of investors.
--------------------------------------------------------------------------------

Performance Overview

Holdings which performed well relative to the market during the quarter included the Fund's investments in finance, electronics/computer, consumer products (nondurables) and capital equipment stocks. Weak relative performers during the quarter included a number of the Fund's holdings in the electric/gas utilities and energy sectors.

As of June 30, the Fund's total net assets were approximately $3.3 billion. The cash position was 12% on that date, up from 7% at the end of the first quarter. Although we had raised cash levels slightly, a large subscription which took place on the last day of the second quarter exaggerated the quarter-end cash position of the Fund. We have since moved to invest this money.

High Valuations in the S&P 500

At year end we closed our letter with a word of caution that the high stock returns of the recent past were unlikely to be repeated. With the ink barely dry, the total return for our Stock Fund and the S&P 500 was 18.3% and 20.6%, respectively, during the first six months of 1997. Humility is important in the investment business. As we consider the potential for investment returns going forward, however, our caution flag continues to wave.

Attractive values in equities are harder to find. The S&P 500, a broad-based, unmanaged measure of common stocks, currently sells at over 20 times the last 12 months' earnings, which is a historically high level. A subset of the companies in the index, primarily those with the largest market capitalizations, are at extremely high valuations, in our opinion. The market values of these companies compared to their revenues are near historic highs. Consequently, their stock prices incorporate expectations of continued rapid revenue growth and sustained high profitability. Perhaps their strong performance will continue. However, we believe that, given their current valuations, these companies will have to experience extraordinary growth in order to produce even a modest return for their investors. We have chosen not to invest in these high valuation companies, such as Intel, Microsoft, Coca Cola, and many of the large pharmaceutical companies, whose prices reflect their past success. Consequently, your Stock Fund portfolio has begun to diverge further from the S&P 500 over the past year and a half. So far in 1997, the returns of the high valuation, large capitalization companies have been a major factor in the strong S&P 500 returns, and our decision not to invest in these companies has caused our investment performance to lag the S&P 500 over this short time period. We have chosen to look elsewhere for value. In the rest of this letter we will briefly describe our rationale for our increased investment in three areas: the industrial sector, non-U.S. companies, and electric utilities.

================================================================================

                              D O D G E  &  C O X
================================================================================
                                  Stock Fund


--------------------------------------------------------------------------------

Opportunities Elsewhere

Approximately thirty percent of our equities are in the industrial area. Many of these companies have historically depressed valuations, based on some traditional valuation measures, due to uncertainties about continued U.S. economic expansion. Although they are in cyclical businesses, the companies are well financed, and their managements are pursuing strategies which we believe are in the interests of the long-term shareholder.

In the past few years, our search for value has taken us beyond U.S. borders.
We have established positions in three Canadian companies. We have also bought shares in two major Japanese multinationals, whose valuations were well below those of comparable U.S. companies and remain so today. The non-U.S. portion of our portfolio has grown over the past two years and is now 9% of the total.

Recently, we have increased our holdings in electric utilities. These companies' investment performance in the past year and a half has trailed the S&P 500 by a wide margin. Partly as a result, dividend yields in electric utilities are high compared to the general market. As these companies adjust to the realities of competition in electric power generation, we believe they represent an attractive area in which to look for investment value.

Closing Note

In conclusion, we are always actively looking for attractive investments. The prospects for long-term growth in the U.S. and the world economy, and for low inflation, remain bright. However, stock prices in many areas are quite high, and we will continue to avoid those areas that we believe are overvalued. In doing so, we may forgo some short term gains in pursuit of our objective of providing attractive relative long term results. Thank you for your continued confidence in the Dodge & Cox Stock Fund. As always, we welcome your comments and questions.

                                          For the Board of Directors,

                                          /s/ John A. Gunn

July 31, 1997                             John A. Gunn, President

================================================================================

                              D O D G E  &  C O X
================================================================================
                                  Stock Fund

Objective     The Fund's primary objective is to provide shareholders with an opportunity for long-term growth of principal and income. A secondary objective is to achieve a reasonable current income.

Strategy The Fund seeks to achieve these objectives by remaining fully invested in well-established companies which, in the view of Dodge & Cox, have positive earnings prospects not reflected in the current price. Dodge & Cox makes a conscious effort to maintain representation in major economic sectors and areas with strong long-term profit potential. The strategy is based on a long-term investment horizon and, as a result, portfolio turnover tends to be low.


20 Years of Investment Performance                         through June 30, 1997
--------------------------------------------------------------------------------
Comparison of change in value of a $10,000 investment in the
Dodge & Cox Stock Fund and the S&P 500 Index


                           [LINE GRAPH APPEARS HERE]

                          Dodge & Cox                 S & P 500
Date                      Stock Fund                    Index
7/1/77                    $10,000                     $10,000
6/30/78                    10,326                       9,999
6/30/79                    11,899                      11,374
6/30/80                    13,684                      13,319
6/30/81                    17,230                      16,041
6/30/82                    15,656                      14,166
6/30/83                    25,003                      22,839
6/30/84                    24,442                      21,777
6/30/85                    31,876                      28,528
6/30/86                    43,603                      38,760
6/30/87                    56,612                      48,514
6/30/88                    55,887                      45,170
6/30/89                    63,338                      54,438
6/30/90                    73,194                      63,412
6/30/91                    76,474                      68,098
6/30/92                    84,454                      77,236
6/30/93                   102,957                      87,755
6/30/94                   107,760                      88,991
6/30/95                   134,905                     112,178
6/30/96                   165,912                     141,338
6/30/97                   218,623                     190,334



Average annual total return for
periods ended June 30, 1997        1 Year      5 Years    10 Years    20 Years
--------------------------------------------------------------------------------
Dodge & Cox Stock Fund             31.74%       20.94%      14.46%      16.68%
S&P 500 Index                      34.67        19.77       14.65       15.87

The chart covers the period from July 1, 1977 to June 30, 1997. It compares a $10,000 investment made in the Dodge & Cox Stock Fund to a $10,000 investment made in the Standard & Poor's 500 Stock (S&P 500) Index. The Fund's total returns include the reinvestment of dividend and capital gain distributions. The S&P 500 Index is a broad based, unmanaged measure of common stocks. Index returns include dividends and, unlike Fund returns, do not reflect fees and expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or a loss when shares are sold.

================================================================================

                              D O D G E  &  C O X
================================================================================
                                  Stock Fund

Fund Information                                                  June 30, 1997
--------------------------------------------------------------------------------


General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                               $93.14
Total Net Assets (millions)                                             $3,326
1996 Expense Ratio                                                       0.59%
1996 Portfolio Turnover                                                    10%
Foreign Stocks* (as percentage of Fund)                                     9%
Quarterly Distribution To Shareholders
  of Record 6/25/97 (per share):                                $0.34 Dividend
Fund Inception Date                                                       1965

Investment Manager: Dodge & Cox, San Francisco. Managed by eight member
Investment Policy Committee, with members' average tenure at Dodge & Cox of 19 years.

Asset Allocation
--------------------------------------------------------------------------------
                           [PIE CHART APPEARS HERE]
Stocks                                                                   87.9%
Short-Term Investments                                                   12.1%


Stock Characteristics
--------------------------------------------------------------------------------
Number of Stocks                                                            75
Median Market Capitalization                                     $10.2 billion
Price to Earnings Ratio (trailing twelve months)                         20.3x
Price to Book Value (trailing twelve months)                              3.0x


Ten Largest Stock Holdings                                           % of Fund
--------------------------------------------------------------------------------
General Motors                                                             2.8
Citicorp                                                                   2.3
American Express                                                           2.2
Digital Equipment                                                          2.2
International Business Machines                                            2.1
R.R. Donnelley & Sons                                                      2.1
Union Pacific                                                              2.0
Dow Chemical                                                               1.9
Federal Express                                                            1.9
Aluminum Co. of America                                                    1.9



Ten Largest Sectors                                                  % of Fund
--------------------------------------------------------------------------------
Banking                                                                    9.0
Electronics & Computer                                                     8.7
Energy                                                                     8.7
Consumer Durables                                                          7.1
Retail & Distribution                                                      6.8
Insurance & Financial Services                                             6.5
Consumer Products                                                          6.5
Electric & Gas Utilities                                                   5.5
Transportation                                                             5.1
Paper & Forest Products                                                    5.1

*  All U.S. Dollar Denominated.

================================================================================

                              D O D G E  &  C O X
=============================================================================
                                  Stock Fund

           Portfolio of Investments                             June 30, 1997
           ------------------------------------------------------------------
               SHARES                                            MARKET VALUE
COMMON     CONSUMER: 23.9%
STOCKS:    CONSUMER DURABLES: 7.1%
87.8%        1,663,000    General Motors Corp............... $     92,608,313
             1,380,000    Ford Motor Co.....................       52,095,000
               896,300    Whirlpool Corp....................       48,904,369
             1,028,700    Masco Corp........................       42,948,225
                                                             ----------------
                                                                  236,555,907
           RETAIL AND DISTRIBUTION: 6.8%
             1,166,100    Dayton Hudson Corp................       62,021,944
             4,630,000    Kmart Corp. +.....................       56,717,500
               960,000    Nordstrom, Inc....................       47,100,000
             1,050,000    Dillard's, Inc. Class A...........       36,356,250
               534,750    Genuine Parts Co..................       18,114,656
               320,000    Fleming Cos., Inc.................        5,760,000
                                                             ----------------
                                                                  226,070,350
           CONSUMER PRODUCTS: 6.5%
               545,000    Sony Corp. ADR....................       47,960,000
               188,000    Unilever NV.......................       40,984,000
               157,200    Matsushita Electric, Inc. ADR.....       32,147,400
               675,000    Bausch & Lomb, Inc................       31,809,375
               346,200    VF Corp...........................       29,340,450
               675,000    James River Corp. of Virginia.....       24,975,000
               174,500    Dole Food Co., Inc................        7,459,875
                                                             ----------------
                                                                  214,676,100

           MEDIA, PRINTING AND ENTERTAINMENT: 3.5%
             1,875,000    R.R. Donnelley & Sons Co..........       68,671,875
               612,200    Dow Jones & Co....................       24,602,787
               478,000    Time Warner, Inc..................       23,063,500
                                                             ----------------
                                                                  116,338,162
                                                             ----------------
                                                                  793,640,519
           FINANCE: 15.5%
           BANKING: 9.0%
               642,000    Citicorp..........................       77,401,125
               748,400    Golden West Financial Corp........       52,388,000
               776,000    BankAmerica Corp..................       50,100,500
               440,000    Republic New York Corp............       47,300,000
               650,000    Norwest Corp......................       36,562,500
               690,000    Barnett Banks, Inc................       36,225,000
                                                             ----------------
                                                                  299,977,125
           INSURANCE AND FINANCIAL SERVICES: 6.5%
             1,000,000    American Express Co...............       74,500,000
               548,000    The St. Paul Cos., Inc............       41,785,000
               620,000    Chubb Corp........................       41,462,500
               158,000    General Re Corp...................       28,756,000
               286,600    Loews Corp........................       28,695,825
                                                             ----------------
                                                                  215,199,325
                                                             ----------------
                                                                  515,176,450


                See accompanying Notes to Financial Statements
=============================================================================

                              D O D G E  &  C O X
=============================================================================
                                  Stock Fund

           Portfolio of Investments                             June 30, 1997
           ------------------------------------------------------------------
               SHARES                                            MARKET VALUE
COMMON     BASIC INDUSTRY: 10.0%
STOCKS     PAPER AND FOREST PRODUCTS: 5.1%
(Continued)  1,016,000    Weyerhaeuser Co................... $    52,832,000
               943,000    Champion International Corp.......      52,100,750
               871,000    International Paper Co............      42,297,937
               620,000    Boise Cascade Corp................      21,893,750
                                                             ---------------
                                                                 169,124,437
           CHEMICALS: 3.0%
               724,000    Dow Chemical Co...................      63,078,500
               544,000    Nalco Chemical Co.................      21,012,000
               370,000    Lubrizol Corp.....................      15,516,875
                                                             ---------------
                                                                  99,607,375
           METALS AND MINING: 1.9%
               830,000    Aluminum Co. of America...........      62,561,250
                                                             ---------------
                                                                 331,293,062
           ELECTRONICS AND COMPUTER: 8.7%
             2,052,000    Digital Equipment Corp. +.........      72,717,750
               792,000    International Business Machines Corp.   71,428,500
               761,400    Motorola, Inc.....................      57,866,400
               813,000    Hewlett-Packard Co................      45,528,000
               358,000    Texas Instruments, Inc............      30,094,375
               908,400    Sybase, Inc. +....................      13,455,675
                                                             ---------------
                                                                 291,090,700
           ENERGY: 8.7%
             1,060,700    Amerada Hess Corp.................      58,935,144
             2,145,024    Union Pacific Resources Group, Inc.     53,357,472
             1,016,000    Phillips Petroleum Co.............      44,450,000
               684,000    Royal Dutch Petroleum Co..........      37,192,500
               453,000    Chevron Corp......................      33,493,687
               451,200    Western Atlas, Inc. +.............      33,050,400
               491,300    Occidental Petroleum Corp.........      12,313,206
               126,000    Mobil Corp........................       8,804,250
               116,000    Exxon Corp........................       7,134,000
                                                             ---------------
                                                                 288,730,659
           UTILITIES: 6.5%
           ELECTRIC AND GAS UTILITIES: 5.5%
             1,150,000    Texas Utilities Co................      39,603,125
             1,551,500    Central & South West Corp.........      32,969,375
               711,900    FPL Group, Inc....................      32,791,894
             1,390,100    TransCanada PipeLines Ltd.........      27,975,763
               709,600    Pacific Enterprises...............      23,860,300
               869,000    Edison International..............      21,616,375
               131,400    Wisconsin Energy Corp.............       3,268,575
                                                             ---------------
                                                                 182,085,407
           TELEPHONE: 1.0%
             1,203,000    BCE, Inc..........................      33,684,000
                                                             ---------------
                                                                 215,769,407

                See accompanying Notes to Financial Statements
=============================================================================

                              D O D G E  &  C O X
=============================================================================
                                  Stock Fund

           Portfolio of Investments                             June 30, 1997
           ------------------------------------------------------------------
               SHARES                                            MARKET VALUE
COMMON     TRANSPORTATION: 5.1%
STOCKS         964,900    Union Pacific Corp................ $     68,025,450
(Continued)  1,083,600    Federal Express Corp.+............       62,577,900
             1,440,000    Canadian Pacific Ltd..............       40,950,000
                                                             ----------------
                                                                  171,553,350
           HEALTHCARE AND PHARMACEUTICAL: 3.0%
             1,485,100    Pharmacia & Upjohn, Inc...........       51,607,225
               300,000    SmithKline Beecham plc ADR........       27,487,500
               375,000    HealthCare COMPARE Corp.+.........       19,664,063
                                                             ----------------
                                                                   98,758,788
           CAPITAL EQUIPMENT: 2.9%
               953,900    Deere & Co........................       52,345,262
               418,000    Caterpillar, Inc..................       44,882,750
                                                             ----------------
                                                                   97,228,012
           DIVERSIFIED TECHNOLOGY: 2.5%
               625,000    Corning, Inc......................       34,765,625
               390,000    Xerox Corp........................       30,761,250
               251,100    Raychem Corp......................       18,675,562
                                                             ----------------
                                                                   84,202,437
           MISCELLANEOUS: 1.0%
           REAL ESTATE INVESTMENT TRUST: 1.0%
               814,800    Meditrust.........................       32,490,150
                                                             ----------------
                              Total Common Stocks
                                (cost $2,050,538,747).......    2,919,933,534
                                                             ----------------
PREFERRED  CONSUMER: 0.1%
STOCKS:         64,100    Kmart Financing I, 7 3/4% Trust
0.1%                        Convertible Preferred...........        3,517,488
                              Total Preferred Stocks (cost   ----------------
                                $3,205,000).................        3,517,488
                                                             ----------------
            PAR VALUE
SHORT-
TERM       $ 1,300,000    American Express Credit Corp.,
INVEST-                     Commercial Paper 5.50%,
MENTS:                      7/1/1997........................        1,300,000
8.6%         1,500,509    Eli Lilly & Co., Variable Demand
                            Note 5.09%......................        1,500,509
            10,903,927    General Mills, Inc., Variable
                            Demand Note 5.24%...............       10,903,927
            10,088,572    Pitney Bowes Credit Corp.,
                            Variable Demand Note 5.25%......       10,088,572
             1,169,959    Portico Institutional
                            Money Market Fund...............        1,169,959
             1,600,000    Sara Lee Corp., Variable Demand
                            Note 5.23%......................        1,600,000
            35,084,907    Warner Lambert Co., Variable
                            Demand Note 5.22%...............       35,084,907
             2,080,258    Wisconsin Electric Power Corp.,
                            Variable Demand Note 5.29%......        2,080,258
            98,000,000    U.S. Treasury Bills 8/28/1997.....       97,235,431
            30,000,000    U.S. Treasury Bills 9/25/1997.....       29,640,950
            98,000,000    U.S. Treasury Bills 11/20/1997....       96,009,002
                                                             ----------------
                              Total Short-Term Investments
                                (cost $286,613,515).........      286,613,515
                                                             ----------------
           TOTAL INVESTMENTS (cost $2,340,357,262)..  96.5%     3,210,064,537
           OTHER ASSETS LESS LIABILITIES............   3.5%       115,824,443
                                                     ------  ----------------
           TOTAL NET ASSETS......................... 100.0%  $  3,325,888,980
                                                     ======  ================

       +  Non-income producing

                See accompanying Notes to Financial Statements
=============================================================================

                              D O D G E  &  C O X
================================================================================
                                  Stock Fund




Statement of Assets and Liabilities                                June 30, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value (identified cost $2,340,357,262).... $3,210,064,537
Cash.............................................................    196,609,966
Dividends and interest receivable................................      4,684,726
Receivable for investments sold..................................      2,124,755
Prepaid expenses.................................................        128,245
                                                                  --------------
                                                                   3,413,612,229
                                                                  --------------
LIABILITIES:
Payable for investments purchased................................     78,718,548
Payable for Fund shares redeemed.................................      7,473,184
Management fees payable..........................................      1,261,517
Accounts payable.................................................        270,000
                                                                  --------------
                                                                      87,723,249
                                                                  --------------
    NET ASSETS................................................... $3,325,888,980
                                                                  ==============

NET ASSETS CONSIST OF:
Paid in capital.................................................. $2,337,189,404
Accumulated undistributed net investment income..................        919,796
Accumulated undistributed net realized gain on investments.......    118,072,505
Net unrealized appreciation on investments.......................    869,707,275
                                                                  --------------
                                                                  $3,325,888,980
                                                                  ==============

Net asset value per share $93.14

Capital shares outstanding 35,707,514 (par value $1.00 each, authorized shares 50,000,000)


                See accompanying Notes to Financial Statements
================================================================================

                              D O D G E  &  C O X
================================================================================
                                  Stock Fund


Statement of Operations                           Six Months Ended June 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends.......................................................... $ 23,291,334
Interest...........................................................    5,673,664
                                                                    ------------
                                                                      28,964,998
                                                                    ------------
EXPENSES:
Management fees (Note 2)...........................................    6,635,745
Custodian fees.....................................................      128,720
Transfer agent fees................................................      492,396
Accounting and audit fees..........................................       62,334
Legal fees.........................................................        1,083
Shareholder reports................................................      134,842
S.E.C. and state registration fees.................................      202,551
Directors' fees....................................................        7,000
Miscellaneous......................................................       32,356
                                                                    ------------
                                                                       7,697,027
                                                                    ------------
NET INVESTMENT INCOME..............................................   21,267,971
                                                                    ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments.................................  118,072,505
  Change in unrealized appreciation of investments.................  319,908,666
                                                                    ------------
     Net realized and unrealized gain on investments...............  437,981,171
                                                                    ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............... $459,249,142
                                                                    ============

                See accompanying Notes to Financial Statements
================================================================================

                              D O D G E  &  C O X
================================================================================
                                  Stock Fund

Statement of Changes in Net Assets                     Six Months Ended June 30,
--------------------------------------------------------------------------------
                                                           1997            1996

OPERATIONS:
Net investment income........................... $   21,267,971  $   13,198,644
Net realized gain...............................    118,072,505      17,563,712
Net change in unrealized appreciation...........    319,908,666      99,188,336
                                                 --------------  --------------
Net increase in net assets from operations......    459,249,142     129,950,692
                                                 --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...........................    (20,560,861)    (13,216,218)
Net realized gain...............................    (15,393,103)     (2,985,072)
                                                 --------------  --------------
Total distributions.............................    (35,953,964)    (16,201,290)
                                                 --------------  --------------
CAPITAL SHARE TRANSACTIONS:
Amounts received from sale of shares............    839,600,793     446,680,589
Net asset value of shares issued in reinvestment
  of distributions..............................     33,155,786      14,953,030
Amounts paid for shares redeemed................   (222,209,371)   (109,345,117)
                                                 --------------  --------------
Net increase from capital share transactions....    650,547,208     352,288,502
                                                 --------------  --------------
Total increase in net assets....................  1,073,842,386     466,037,904

NET ASSETS:
Beginning of period.............................  2,252,046,594   1,227,927,343
                                                 --------------  --------------
End of period (including undistributed net
  investment income of $919,796 and $340,583,
  respectively)................................. $3,325,888,980  $1,693,965,247
                                                 ==============  ==============

Shares sold.....................................      9,733,209       6,221,180
Shares issued in reinvestment of distributions..        389,010         205,370
Shares redeemed.................................     (2,632,615)     (1,536,811)
                                                 --------------  --------------
Net increase in shares outstanding..............      7,489,604       4,889,739
                                                 ==============  ==============

                See accompanying Notes to Financial Statements
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             Notes to Financial Statements
             ------------------------------------------------------------------

          1 The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment company. The Fund consistently follows accounting policies which are in conformity with generally accepted accounting principles for investment companies. Significant accounting policies are as follows: (a) Security valuation: stocks are valued at the latest quoted sales prices as of the close of the New York Stock Exchange or, if no sale, then a representative price within the limits of the bid and ask prices for the day; a security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security; securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Directors; short-term securities are valued at amortized cost or original cost plus accrued interest, both of which approximate current value; all securities held by the Fund are denominated in U.S. Dollars. (b) Security transactions are accounted for on the trade date in the financial statements. (c) Gains and losses on securities sold are determined on the basis of identified cost. (d) Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. (e) Distributions to shareholders of income and capital gains are reflected in the net asset value per share computation on the ex-dividend date. (f) No provision for Federal income taxes has been included in the accompanying financial statements since the Fund intends to distribute all of its taxable income and otherwise continue to comply with requirements for regulated investment companies.

             The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

          2 Under a written agreement, the Fund pays an annual management fee of 1/2 of 1% of the Fund's average daily net asset value to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other expenses of the Fund exceed 3/4 of 1% of the average daily net asset value for the year. All officers and four of the directors of the Fund are officers and employees of Dodge & Cox. Those directors who are not affiliated with Dodge & Cox receive from the Fund an annual fee of $1,000 and an attendance fee of $500 for each Board or Committee meeting attended. The Fund does not pay any other remuneration to its officers or directors.

          3 For the six months ended June 30, 1997, purchases and sales of securities, other than short-term securities, aggregated $650,469,350 and $238,111,015, respectively. At June 30, 1997, the cost of investments for Federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $869,707,275, of which $880,010,492 represented appreciated securities and $10,303,217 represented depreciated securities.

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.


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

Financial Highlights
--------------------------------------------------------------------------------

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)

                                              Six Months Ended
                                                      June 30,                        Year Ended December 31,
                                              ----------------     ------------------------------------------
                                                          1997      1996    1995      1994     1993      1992
Net asset value, beginning of period .................  $ 79.81    $67.83  $53.94    $53.23   $48.37    $44.85
Income from investment operations:
Net investment income ................................      .66      1.28    1.27      1.15     1.04      1.11
Net realized and unrealized gain .....................    13.80     13.67   16.54      1.60     7.70      3.68
                                                        -------    ------  ------    ------   ------    ------
Total from investment operations .....................    14.46     14.95   17.81      2.75     8.74      4.79
                                                        -------    ------  ------    ------   ------    ------
Distributions to shareholders from:
Net investment income ................................     (.64)    (1.29)  (1.26)    (1.15)   (1.04)    (1.11)
Net realized gain ....................................     (.49)    (1.68)  (2.66)     (.89)   (2.84)     (.16)
                                                        -------    ------  ------    ------   ------    ------
Total distributions ..................................    (1.13)    (2.97)  (3.92)    (2.04)   (3.88)    (1.27)
                                                        -------    ------  ------    ------   ------    ------
Net asset value, end of period .......................  $ 93.14    $79.81  $67.83    $53.94   $53.23    $48.37
                                                        =======    ======  ======    ======   ======    ======
Total return..........................................   18.26%    22.26%  33.38%     5.16%   18.31%    10.82%
Ratios/supplemental data
Net assets, end of period (millions)..................  $ 3,326    $2,252  $1,228    $  543   $  436    $  336
Ratio of expenses to average net assets...............     .58%*     .59%    .60%      .61%     .62%      .64%
Ratio of net investment income to average net assets..    1.60%*    1.79%   2.07%     2.16%    1.95%     2.43%
Portfolio turnover rate ..............................      10%       10%     13%        7%      15%        7%
Average commission rate paid ** ......................  $ .0492    $.0506

 *  Annualized
** Represents average commission rate paid per share on securities transactions for which commissions were charged. Disclosure is required by the S.E.C. beginning in 1996.


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                General Information
                ----------------------------------------------------------------

Investment      Since 1930, Dodge & Cox has been providing professional
Manager         investment management for individuals, Manager trustees,
                corporations, pension and profit-sharing funds, and charitable institutions. Dodge & Cox manages the Dodge & Cox Stock Fund, the Dodge & Cox Balanced Fund and the Dodge & Cox Income Fund.

No-Load Fund    Shares of the Fund are purchased and redeemed at net asset value. There are no sales, redemption or Rule 12b-1 plan distribution charges.

Gifts Fund shares provide a convenient method for making gifts to children and to other family members. Shares may be held by an adult custodian for the benefit of a minor under a Uniform Gifts/Transfers to Minors Act. Trustees and guardians may also hold shares for a minor's benefit.

Automatic       Shareholders may make regular monthly or quarterly investments
Investment Plan of $100 or more through automatic deductions from their bank accounts.

Withdrawal Plan Shareholders owning $10,000 or more of the Fund's shares may elect to receive periodic monthly or quarterly payments of at least $50. Under the plan, all dividend distributions are automatically reinvested at net asset value with the periodic payments made from the proceeds of the redemption of sufficient shares.

Reinvestment    Shareholders may direct that dividend and capital gains
Plan            distributions be reinvested in additional Fund shares.

                The above plans are completely voluntary and involve no service charge of any kind.

IRA Plan The Fund has an Individual Retirement Plan (IRA) available for shareholders of the Fund.

Shareholder    Fund literature and details on all of these Plans are available
Inquiries      from the Fund upon request.

               Dodge & Cox Stock Fund
               c/o Firstar Trust Company
               P.O. Box 701
               Milwaukee, Wisconsin 53201-0701
               (800) 621-3979


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